Vanguard ESG International Stock ETF

Supplement Dated March 23, 2020, to the Prospectus and Summary Prospectus Dated December 20, 2019

On December 18, 2019, FTSE Group announced that it would revise the methodology for the FTSE Global All Cap ex US Choice Index, the index tracked by Vanguard ESG International Stock ETF, to update the fossil fuels screen for the index. This change is now effective.

Accordingly, effective immediately, the following changes are made to the Fund's prospectus and summary prospectus.

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading "Principal Investment Strategies" in the ETF Summary section:

The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap ex US Choice Index. The Index, which is market capitalization-weighted, is composed of large-, mid-, and small-cap stocks of companies in developed and emerging markets, excluding the United States, that are screened for certain environmental, social, and corporate governance (ESG) criteria by the Index sponsor, which is independent of Vanguard. The FTSE Global All Cap ex US Choice Index excludes stocks of companies that FTSE Group (FTSE) determines engage in the following activities: (i) produce adult entertainment; (ii) produce alcoholic beverages; (iii) produce tobacco products;

(iv)produce (or produce specific and critical parts or services for) nuclear weapon systems, chemical or biological weapons, cluster munitions, and anti-personnel mines; (v) produce other weapons for military use; (vi) produce firearms or ammunition for non-military use; (vii) own proved or probable reserves in coal, oil, or gas, or any company that FTSE determines has a primary business activity in: (a) the exploration and drilling for, as well as producing, refining, and supplying, oil and gas products, (b) the supply of equipment and services to oil fields and offshore platforms, (c) the operations of pipelines carrying oil, gas, or other forms of fuel, (d) integrated oil and gas companies that provide a combination of services listed in (a)-(c) above, including the refining and marketing of oil and gas products, or (e) the exploration for or mining of coal;

(viii)provide gambling services; and (ix) generate revenues from nuclear power production. The Index methodology also excludes the stocks of companies that, as FTSE determines, do not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles, as well as companies that do not meet certain diversity criteria. The components of the Index are likely to change over time.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

For additional details regarding the Index methodology, please see the Methodology section of FTSE's website for the Global Choice Index Series.

Prospectus Text Changes

The following replaces similar text under the heading "Security Selection" in the More on the Fund and ETF Shares section:

FTSE Global All Cap ex US Choice Index. The FTSE Global All Cap ex US Choice Index is maintained by FTSE, a widely known global index provider. The Index is a subset of the FTSE Global Choice Index Series, which is designed to help investors align their investment portfolios with their values by excluding companies based on their impact on society and the environment. The FTSE Global All Cap ex US Choice Index excludes stocks of companies that FTSE determines engage in the following activities: (i) produce adult entertainment;

(ii)produce alcoholic beverages; (iii) produce tobacco products; (iv) produce (or produce specific and critical parts or services for) nuclear weapon systems, chemical or biological weapons, cluster munitions, and anti-personnel mines;

(v)produce other weapons for military use; (vi) produce firearms or ammunition for non-military use; (vii) own proved or probable reserves in coal, oil, or gas, or any company that FTSE determines has a primary business activity in: (a) the exploration and drilling for, as well as producing, refining, and supplying, oil and gas products, (b) the supply of equipment and services to oil fields and offshore platforms, (c) the operations of pipelines carrying oil, gas, or other forms of fuel,

(d)integrated oil and gas companies that provide a combination of services listed in (a)-(c) above, including the refining and marketing of oil and gas products, or

(e)the exploration for or mining of coal; (viii) provide gambling services; and (ix) generate revenues from nuclear power production.

The Index methodology also excludes the stocks of companies that, as FTSE determines, do not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles, as well as companies that fail to meet two of the following three diversity criteria: (1) at least one woman on the board; (2) diversity policies in place; and (3) diversity management systems in place. FTSE analyzes various factors in determining whether a company meets the Index's ESG criteria and/or falls within a particular industry, including whether the company has a certain amount of revenue derived from an industry, the company's level of activity in an industry, and the severity of certain controversies. For additional details regarding the Index methodology, please see the Methodology section of FTSE's website for the Global Choice Index Series. As of August 31, 2019, the number of stocks (components) in the Index was approximately 4,890. The components of the Index are reconstituted on a quarterly basis, and are likely to change over time.

Additional information related to the United Nations Global Compact Principles is available at https://www.unglobalcompact.org/what-is-gc/mission/principles.

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PS 4394C 032020